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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                January 3, 1997
                                 Date of Report
                       (Date of earliest event reported)

                          WABASH NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                  1-10883             52-1375208
(State or other jurisdiction of    (Commission        (I.R.S. Employer
incorporation or organization)     File Number)    Identification Number)

                          1000 Sagamore Parkway South
                               Lafayette, Indiana
                    (Address of principal executive offices)

                                     47905
                                   (Zip Code)

                                 (317) 448-1591
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Wabash National Corporation ("Wabash" or the "Company") is hereby filing cautionary statements identifying important factors that could cause Wabash's actual results to differ materially from those projected in forward-looking statements made by or on behalf of Wabash.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (99) Additional Exhibits

            99.1 Cautionary Statements for Purposes of the "Safe
                 Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             WABASH NATIONAL CORPORATION



Date:  January 3, 1997       By:  /s/  Mark R. Holden
                                  ------------------------------------------
                                  Vice President - Chief Financial Officer
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)






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